                               THIRD AMENDMENT TO
               FIRST AMENDED AND RESTATED REVOLVING LOAN AGREEMENT



    This THIRD AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING LOAN AGREEMENT (this "AMENDMENT") is entered into as of the 23rd day of October, 1996, by and among AMRESCO, INC., a Delaware corporation ("AMRESCO") and the other entities designated as "Borrowers" in SCHEDULE I attached hereto (collectively, "BORROWERS") and NationsBank of Texas, N.A., a national banking association, as agent ("AGENT") for the Lenders (as defined in the Loan Agreement (defined below)).

                                  WITNESSETH:

    WHEREAS, on April 25, 1996, Borrowers, Agent and the Initial Lenders entered into that certain First Amended and Restated Revolving Loan Agreement (together with the amendments described below, the "LOAN AGREEMENT") which provided for the Lenders to provide to Borrowers thereunder a revolving credit facility in the original aggregate principal amount of $200,000,000; and

    WHEREAS, the Loan Agreement was amended by First Amendment to First Amended and Restated Revolving Loan Agreement dated as of June 13, 1996, and Second Amendment to First Amended and Restated Revolving Loan Agreement dated as of August 9, 1996, each of which added additional Lenders to the original Loan Agreement and provided for other technical amendments to the Loan Agreement; and

    WHEREAS, by letter dated October 7, 1996, Agent, on behalf of the Required Lenders, pursuant to Section 8.10(a) of the Loan Agreement, granted its prior written consent for the acquisition by ARMC (as defined below) of substantially all assets of Quality Mortgage USA, Inc., for a total purchase price of $65,000,000; and

    WHEREAS, the parties to this Amendment desire to grant certain consents pursuant to the terms of the Loan Agreement and to amend the terms of the Loan Agreement as set forth below.


                                   AGREEMENT:

    NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS: That, for and in consideration of the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, Agent, and Required Lenders hereby agree as follows:

1. DEFINED TERMS. All capitalized terms used herein but not otherwise defined in this Amendment shall be defined as set forth in the Loan Agreement.

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    a.    Section 1.1 of the Agreement is amended by adding the following defined terms:

         ACCC means AMRESCO Capital Conduit Corporation, a Delaware corporation, which is the general partner of ACMF.

         ACL means AMRESCO Capital Limited, Inc., a Delaware corporation, which is a limited partner of ACMF.

         ACMF means AMRESCO Commercial Mortgage Funding, L.P., a Delaware limited partnership whose sole general partner is ACCC and whose limited partners are ACL and MLQ Investors, L.P..

         ACMF TRANSACTION DOCUMENTS means, collectively, (i) the Keepwell Agreement; (ii) Guaranty dated as of September 3, 1996 executed by ACCC (the "ACCC GUARANTY"); (iii) Agreement of Limited Partnership dated as of August 30, 1996 executed by ACCC as general partner, ACL as one of two limited partners, and MLQ Investors, L.P. as the other limited partner; (iv) Master Repurchase Agreement dated as of September 3, 1996 executed by ACMF and Goldman Sachs Mortgage Corporation ("GSMC"); (v) Mortgage Loan Origination and Sale Agreement dated as of September 3, 1996, between AMRESCO Capital Corporation and ACMF; (vi) Custodial Agreement dated as of September 3, 1996, between ACMF, GSMC, and LaSalle National Bank; (vii) Servicing Agreement dated as of September 3, 1996, between ACMF and AMRESCO Management, Inc.;
         (viii) the letter agreement between ACMF and GSMC dated as of October __, 1996, with respect to the Master Repurchase Agreement; and (ix) the Securitization Agreement (herein so called) to be entered into between ACC and/or ACMF and Goldman Sachs & Co., which will include an indemnification of Goldman Sachs & Co. against securities liability arising from ACC's or ACMF's material misstatements or omissions of material facts in information provided in the offering materials related to securities backed by mortgages originated by ACC and sold by ACMF; as such documents may be amended from time to time subject to the limitations and conditions contained in the Loan Agreement and this Amendment.

         ADDITIONAL CAPITAL means capital raised by AMRESCO after the date of this Amendment, whether through issuance of stock, Approved Subordinated Debt or Approved Senior Debt, or in any other manner approved by the Required Lenders.

         APPROVED ACQUISITIONS means acquisitions of corporate entities or substantially all assets of a corporate entity or division thereof, which are approved by the Required Lenders as contemplated by SECTION 8.10(A) of the Loan Agreement.

         APPROVED SENIOR DEBT means Debt issued by AMRESCO which is unsecured and

                                                                    Page 2

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         senior to other unsecured Debt of AMRESCO and the terms of which have been approved in writing by the Required Lenders and shall include, without limitation, (i) the Debt evidenced by promissory notes aggregating $57,500,000 issued pursuant to the terms of the Senior Indenture as Series 1996-A due 1999, and pursuant to that certain Officers' Certificate and Company Order dated as of July 19, 1996, and
         (ii) any other promissory notes issued pursuant to the Senior Indenture, provided that (a) the $45,000,000 in outstanding convertible Approved Subordinated Debt has been converted into equity;
         (b) Agent has received projections from AMRESCO showing financial covenant compliance following issuance of such notes; (c) no Default or Event of Default has occurred and has not been cured; and (d) Agent has approved the terms for the issuance of such notes; and further provided that the total outstanding Approved Senior Debt is not more than One Hundred Fifteen Million and No/100 Dollars ($115,000,000.00) in the aggregate.

         ARMC means AMRESCO Residential Mortgage Corporation, a Delaware corporation, formerly known as AMRESCO B&C, Inc.

         KEEPWELL AGREEMENT means that certain Limited Keepwell Agreement dated as of September 3, 1996, executed by AMRESCO for the benefit of ACMF.

         OTHER PERMITTED INVESTMENTS means, collectively, investments by any Borrower in bridge loans, non-conventional commercial loans and other high-yield loans, commercial real estate interests not included as Assigned Loans, wholly-owned Permitted Foreign Assets not included in the Borrowing Base, Excluded Subsidiaries (other than ARSC) and Commercial Residual Interests not held by an Excluded Subsidiary.

         RESIDENTIAL CAPITAL MARKETS GROUP means, collectively or individually, ARMC, ARCC, ARSC and ARCMI.

         SENIOR INDENTURE means that certain Indenture dated July 1, 1996, executed by and between AMRESCO and Comerica Bank, as Trustee.

         TOTAL CAPITAL means the sum of Consolidated Tangible Net Worth and the outstanding balances of (1) Approved Subordinated Debt and (2) Approved Senior Debt, in all cases calculated as of the end of the calendar month immediately preceding the investment.

         UK SUBSIDIARIES means, collectively, AMRESCO UK Holdings Limited, AMRESCO UK Limited, AMRESCO UK Ventures Limited, AMRESCO Jersey Ventures Limited, and Old Midland House Limited.

                                                                    Page 3

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    b.   The definition of BORROWING BASE contained in Section 1.1 of the Loan
         Agreement is hereby amended to read as follows:

              BORROWING BASE means an amount equal to the lesser of (a) 62.5% of the Available Commitment, (b) the Net Investment Value Availability, or (c) the Net Present Value Availability; provided that the Borrowing Base shall be limited such that the portion of the Borrowing Base attributable to (A) Wholly-Owned Real Estate Portfolios shall not exceed 33% of the Wholly-Owned Non-Real Estate Portfolios and (B) the Foreign Portfolio shall not exceed $75,000,000. In determining the Net Investment Value Availability, the Net Present Value Availability or any other calculation required in determining the Borrowing Base, the Foreign Portfolio and related assets shall be included based on the Dollar Equivalent.

    c. The definition of EXCLUDED SUBSIDIARIES contained in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

              EXCLUDED SUBSIDIARIES means, collectively, (a) Whiterock Investments, Inc., a Delaware corporation, AMRESCO Advisors, Inc., a Texas corporation, and any other existing or future Subsidiary of any Borrower which is subject to the Investment Advisors Act of 1940, as amended, (b) any non-Borrower special purpose subsidiary which has been established to acquire loan portfolios and has obtained Nonrecourse Debt in connection with such acquisitions or indebtedness where recourse is limited just to such special purpose subsidiary, and which does not own Eligible Investments or any other Collateral included in determining the Borrowing Base, (c) AMRESCO-MBS I, Inc., a Delaware corporation, ARSC, ACCC, and such other Subsidiaries as are designated in writing to Agent by AMRESCO as Excluded Subsidiaries.

    d. The definition of ARMC contained in Section 1.1 of the Loan Agreement is hereby deleted and the following definition is hereby substituted:

              ARCMI means AMRESCO Residential Capital Markets, Inc., a Delaware corporation, formerly known as AMRESCO Residential Mortgage Corporation.

    e. The definition of ARMC Warehousing Facility contained in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

              ARMC WAREHOUSING FACILITY means one or more warehouse lines of credit made to ARMC or to ARCMI (without recourse or with recourse only to ARMC and/or ARCMI) from one or more institutional lenders in order to finance the origination or purchase by ARMC or ARCMI of various single-family residential real estate loans, as the same may be renewed, extended, modified, amended or replaced from time to time.

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    f.   The definition of Permitted Investments contained in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

              PERMITTED INVESTMENTS means (a) time deposits or certificates of deposit in any Lender or other investments or securities offered by any Lender (including eurodollar deposits), (b) obligations backed by the full faith and credit of the United States of America,
         (c) commercial paper rated P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation on the date of acquisition, (d) subject to any limitations contained in this Agreement, including, without limitation, the limitations set forth in SECTION 8.5, participations in any Interest and Foreign Exchange Hedge Agreements or (e) subject to any limitations contained in this Agreement, including, without limitation, the limitations set forth in SECTION 8.10, (i) acquisitions of corporate entities, (ii) investments in Related Investments, (iii) amounts advanced by AMRESCO or AMRESCO Capital Corporation in connection with Warehouse Line Loans and/or Residential Funding Loans, (iv) investments in Asset Portfolios, or Persons acquiring an Asset Portfolio, that will be managed by a Borrower or an Affiliate of a Borrower, including, without limitation Eligible Investments, (v) purchases of Residential Residual Interests (including those from net interest margin trusts) located in the United States, (vi) amounts advanced by ARMC or ARCMI with respect to any ARMC Warehousing Loans located in the United States, or (vii) Invested Capital in the Residential Capital Markets Group and Other Permitted Investments.

    f. The definition of Collateral in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

              COLLATERAL means all property, assets and interests of any kind securing the Credit Facility (including, without limitation, all Advances and the Letters of Credit) pursuant to this Agreement or any of the other Loan Documents, which shall include, without limitation, all Assigned Loans, all Commercial Residual Interests and Residential Residual Interests, all fixtures, furniture and equipment owned by any of the Borrowers, all general inventory of any of the Borrowers, and any material asset of any Borrower (provided that, for this purpose, "material assets" shall be deemed to be those assets with an acquisition cost in excess of $5,000,000).

2.  REQUIRED CONSENTS/APPROVALS

    a. AMRESCO CAPITAL CORPORATION/GOLDMAN JOINT VENTURE: Pursuant to SECTION 8.10(B) of the Loan Agreement, Borrowers are prohibited from investing in Related Investments in excess of $10,000,000 without the prior written consent of Agent and the Required Lenders. Upon execution hereof, this Amendment shall constitute such

                                                                    Page 5

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         prior written consent for the investment evidenced by the ACMF
         Transaction Documents in an amount up to $25,000,000 (the "ACMF CAP AMOUNT"). In addition, AMRESCO, ACL and ACCC may advance additional amounts (such additional advances not to exceed $35,000,000 in the aggregate outstanding at any time) to ACMF if required to do so under the terms of the Keepwell Agreement, ACCC Guaranty or the Limited Partnership Agreement of ACMF without additional consents; provided, however, that (i) the obligations of AMRESCO and ACCC under such agreements shall be limited to obligations under the Master Repurchase Agreement dated as of September 3, 1996 executed by ACMF and GSMC and the Securitization Agreement to be executed between ACMF and Goldman Sachs & Co., and (ii) such $35,000,000 limitation shall in no way limit the liability of AMRESCO to the extent that the Keepwell Agreement includes a guaranty otherwise permitted by Section 8.5(h) of the Loan Agreement. Any investments made pursuant to the terms of this consent shall be Related Investments and shall not increase any limitations contained in SECTION 8.10 concerning Related Investments.

    b. NIM TRUSTS. To the extent required by the Loan Agreement, the Required Lenders consent to the creation by ARSC of one or more net interest margin trusts, and authorize Agent to release their security interest in Residential Residual Interests as may be necessary to facilitate creation of such trusts, provided that (i) no Default or Event of Default has occurred and remains uncured, and (2) the proceeds to ARSC from the creation of such trusts are used to reduce the outstanding balance of the Credit Facility.

3.  Section 7.1(c) of the Loan Agreement is hereby amended to read as follows:

              (c) Simultaneously with the delivery of each set of financial statements referred to in SECTIONS 7.1(a) AND (b), a certificate of an Authorized Officer of AMRESCO, (i) setting forth in reasonable detail the calculations required to establish whether Borrowers were in compliance with the requirements of SECTIONS 8.1 through and including SECTION 8.4, and SECTION 8.10 (c), (i) AND (j) on the date of such financial statements, and (ii) with respect to only the financial statements delivered pursuant to SECTIONS 7.1(a) AND (b), stating, to the best of such Authorized Officer's knowledge and belief, whether or not such financial statements fairly reflect the financial condition of AMRESCO and its Subsidiaries and results of AMRESCO's and its Subsidiaries' operations as of the date of the delivery of such financial statements.

4.  Section 8.1 of the Loan Agreement is hereby amended to read as follows:

         SECTION 8.1. MINIMUM CONSOLIDATED TANGIBLE NET WORTH. Borrowers shall not permit Consolidated Tangible Net Worth to be less than the sum of
    (a) One Hundred Ten Million and No/100 Dollars ($110,000,000.00) PLUS (b) fifty percent (50%) of the cumulative

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    Consolidated Net Income for each calendar quarter commencing on April 1,
    1996, through the quarter ending immediately prior to, or on, the date as of which compliance with this covenant is being measured, PLUS (c) the amount of any proceeds (less reasonable and customary transaction costs) received by AMRESCO from the issuance of any additional shares of stock or other equity instruments, LESS (d) intangible assets shown on the financial statements of Borrower as prepared in accordance with GAAP (net of amortization) attributed to Approved Acquisitions.

5.  Section 8.5 of the Loan Agreement is hereby amended to read as follows:

         SECTION 8.5. LIMITATION ON DEBT AND FOREIGN EXCHANGE EXPOSURE. No Borrower shall, and no Borrower shall permit any of its Subsidiaries to, incur any Debt, except

         (a) the Credit Facility (including the Letters of Credit);

         (b) the Residential Capital Markets Group or an Excluded Subsidiary may have liability under unsecured Interest and Foreign Exchange Hedge Agreements in an aggregate notional amount not to exceed $500,000,000, so long as (i) there is no recourse to AMRESCO or any Subsidiary under any such Interest and Foreign Exchange Hedge Agreements, other than the Residential Capital Markets Group or an Excluded Subsidiary, (ii) each such Interest and Foreign Exchange Hedge Agreement has a maturity of no more than 18 months, other than Interest and Foreign Exchange Hedge Agreements in an aggregate notional amount not to exceed $100,000,000, which can have a maturity of no more than seven years,
         (iii) the purpose of each such Interest and Foreign Exchange Hedge Agreement is to hedge the Borrowers' interest rate or foreign exchange or other business risk, and is not speculative in nature, and (iv) the Borrowers do not deviate from their current practices and policies related to obtaining Interest and Foreign Exchange Hedge Agreements;

         (c) obligations under secured Interest and Foreign Exchange Hedge Agreements, so long as the provider of any such Interest and Foreign Exchange Hedge Agreements is a Lender and such Lender's Liens are evidenced by the Security Documents;

         (d) the Investment Line of Credit, the Warehouse Line of Credit, the Residential Funding Warehousing Facility, and the ARMC Warehousing Facility; provided, however, that at no time shall the outstanding principal balance of the ARMC Warehousing Facility exceed One Billion and No/100 Dollars ($1,000,000,000.00);

         (e) Debt of any Borrower owed to any other Borrower;

         (f) Debt secured by purchase money security interests not to exceed $250,000.00 in the aggregate at any time;

                                                                    Page 7

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         (g) Guaranties in connection with Debt otherwise permitted by this
         SECTION 8.5 other than in connection with the Residential Funding Warehousing Facility or the ARMC Warehousing Facility (provided, however, that ARCMI may guarantee loans made to ARMC under an ARMC Warehousing Facility);

         (h) Guaranties in the form of indemnity obligations or typical repurchase obligations related to the sale by any Borrower of assets in the ordinary course of its business;

         (i) Leases of office space used by any Borrower in the ordinary course of its business;

         (j) Debt in respect of current accounts payable incurred in the ordinary course of any Borrower's business;

         (k) Approved Subordinated Debt or Approved Senior Debt; provided that no Borrower or Subsidiary shall make payments on or redeem, or approve by board of director action or otherwise the payment of any amounts on, or redemption of, the Approved Subordinated Debt or Approved Senior Debt after the occurrence of a Default or, prior to the occurrence of a Default, which would exceed the scheduled payments due under the documents evidencing the Approved Subordinated Debt or the Approved Senior Debt, such prohibited payments including any payments made under Article 11 or Article 14 of that certain Indenture dated as of November 21, 1995, by and between AMRESCO and First Interstate Bank of Texas, N.A., as Trustee or Article 11 of that certain Indenture, dated January 15, 1996, by and between AMRESCO and Bank One, Columbus, N.A., as Trustee;

         (l) Excluded Subsidiary Debt in an aggregate amount not to exceed One Hundred Million and No/100 Dollars ($100,000,000.00);

         (m) Guaranties of AMRESCO, AMRESCO CAPITAL CORPORATION, ACCC and ACL as evidenced by the ACMF Transaction Documents, as amended, copies of which have previously been provided to Agent; PROVIDED, HOWEVER, that except as expressly provided in Section 2(a) of this Amendment, any payments under the ACMF Transaction Documents or investment in ACMF under the ACMF Transaction Documents which at any one time would aggregate in excess of the ACMF Cap Amount are subject to the prior written consent of the Required Lenders and Agent;

          (n) Debt of ARMC to DLJ Mortgage Capital, Inc., as evidenced by a Master Repurchase Agreement dated October 25, 1996, and secured by subordinate certificates from DLJ 1996-QB and DLJ 1996-QJ; and

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         (o) Debt of the UK Subsidiaries (or any of them) not to exceed
         $1,000,000 in the aggregate, provided that such Debt is nonrecourse and secured only by one or more Letter(s) of Credit issued pursuant to the Credit Facility.

6.  Section 8.7 of the Loan Agreement is hereby amended to read as follows:

         SECTION 8.7. LIMITATIONS ON LIENS. No Borrower shall, and no Borrower shall permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its assets (including, without limitation, the stock of any Subsidiary incorporated outside of the United States and not pledged to Lenders) or to give a negative pledge to any Person with respect to any of its assets, except for

         (a) the Lenders' Liens;

         (b) the Permitted Encumbrances;

         (c) with respect to equipment or inventory, (i) landlord's Liens arising in the ordinary course of any Borrower's business and (ii) Liens on equipment or supplies hereafter acquired by any Borrower in the ordinary course of such Borrower's business to secure the purchase price of such equipment or supplies and any such Lien existing on such equipment or supplies at the time of acquisition by such Borrower (individually, a "PURCHASE MONEY LIEN"), provided that (1) no Purchase Money Lien shall cover any property other than the equipment or supplies so acquired, and (2) the Debt secured by such Purchase Money Lien shall not exceed one hundred percent (100%) of the purchase price of such equipment or supplies;

         (d) Liens on the Collateral to secure obligations under Interest and Foreign Exchange Hedge Agreements, so long as the provider of any such Interest and Foreign Exchange Hedge Agreement is a Lender and such Liens are evidenced by the Security Documents;

         (e) Liens to secure permitted Excluded Subsidiary Debt, provided that
         (i) no such Lien shall cover any property other than property purchased or refinanced with proceeds of permitted Excluded Subsidiary Debt, and (ii) the Excluded Subsidiary Debt secured by such Lien shall not exceed one hundred percent (100%) of the purchase price of such property;

         (f) the six percent (6%) net profits interest granted by AMRESCO New Hampshire, Inc. to Heller Financial, Inc. pursuant to Section 3.6 of that certain Term Loan Agreement, dated as of December 31, 1993, among AMRESCO New Hampshire, Inc., AMRESCO Holdings, Inc. and Heller Financial, Inc.;

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         (g) Liens involuntarily filed against any asset of any Borrower or
         Subsidiary, provided, that within fifteen (15) days after such filing, the applicable Borrower or Subsidiary has obtained a release of any such Lien or is contesting the filing of such Lien in good faith and an adequate bond has been obtained to satisfy in full any claim which such Lien secures;

         (h) Liens securing the Investment Line of Credit, the Warehouse Line of Credit, the Residential Funding Warehousing Facility or the ARMC Warehousing Facility; and

          (i) Lien in favor of DLJ Mortgage Capital, Inc. against certain subordinate certificates issued to Quality Mortgage USA, Inc. and purchased by ARMC from DLJ Series 1996-QB and 1996-QJ.

7.  Section 8.10 of the Loan Agreement is hereby amended to read as follows:

         SECTION 8.10. INVESTMENTS. No Borrower shall, and no Borrower shall permit any of its Subsidiaries to, directly or indirectly, make any loans, advances, extensions of credit or capital contributions to, make any investment in, or purchase any stock or securities of, or interest in, any Person (including, without limitation, a Subsidiary of any Borrower unless such Subsidiary has become a "Borrower" under this Agreement as required hereby), except for Permitted Investments; provided, that

          (a) with respect to any acquisition of corporate entities for which the aggregate purchase price and all the consideration for such acquisition is in excess of Five Million Dollars ($5,000,000.00), Borrowers must obtain the prior written consent of the Required Lenders to make such acquisition;

          (b) with respect to Related Investments, if the aggregate amount of any such Related Investment exceeds five percent (5%) of Total Capital, AMRESCO shall provide to Agent all information regarding such Related Investment as Agent shall request, and Borrowers must obtain the prior written consent of the Required Lenders and Agent prior to making such Related Investment;

          (c) in no event shall the aggregate Related Investments made by Borrowers during the Credit Period exceed Thirty-five Million and No/100 Dollars ($35,000,000.00) (based on Borrowers' costs);

         (d) in no event shall the sum of (i) any advances, extensions of credit, or other investments made by AMRESCO or AMRESCO Capital Corporation in connection with Warehouse Line Loans or Residential Funding Loans (excluding, however, any investment in any Warehouse Line Loans or Residential Funding Loans not covered by clause (ii) below representing the amount required to be funded by AMRESCO or AMRESCO Capital Corporation to enable such loans to be initially funded under the terms of any warehouse facility established to fund such Warehouse Line Loans or Residential Funding Loans) plus (ii) the aggregate amount of Warehouse Line Loans and Residential Funding Loans which continue to be held by AMRESCO, AMRESCO Capital Corporation or any Subsidiary 360 days (in the case of Warehouse Line Loans) or 80 days (in the case of Residential Funding Loans) after the origination thereof exceed Fifteen Million and No/100 Dollars ($15,000,000.00) at any time;

         (e) without the prior written consent of the Required Lenders, no Borrower and no Subsidiary of a Borrower (other than the Residential Capital Markets Group) shall acquire or invest in any Asset Portfolio if more than twenty-five percent (25%) of the purchase price of such Asset Portfolio is attributable to loans secured by single family residences or duplexes;

         (f) in no event shall the Residential Capital Markets Group acquire or invest in any asset or Person, other than (i) amounts advanced by ARMC, ARCMI or ARCC to purchase Residential Residual Interests located in the United States (including net interest margin trusts), (ii) amounts advanced by ARMC or ARCMI with respect to any ARMC Warehousing Loans located in the United States or (iii) amounts advanced by ARMC, ARCMI or ARCC to acquire or invest in any Residential Asset Portfolio located in the United States or to originate loans secured by 1-to-4 family residences;

         (g) without the prior written consent of the Required Lenders, no Borrower shall acquire or invest in any Asset Portfolio if the amount of such investment exceeds fifteen percent (15%) of Total Capital;

         (h) without the prior written consent of the Required Lenders, no Borrower shall acquire or invest in any Acquired Loan which has a purchase price allocation greater than five percent (5%) of Total Capital; and

         (i) in no event shall the aggregate Invested Capital in the Residential Capital Markets Group (exclusive however of the cost of acquisition of Quality Mortgage USA, Inc.) and Other Permitted Investments exceed an amount equal to the sum of (A) Adjusted Consolidated Tangible Net Worth, plus (B) the amount of Approved Subordinated Debt; nor shall (i) the aggregate Invested Capital in the Residential Capital Markets Group (exclusive however of the cost of acquisition of Quality Mortgage USA, Inc.) exceed 75% of the sum of
         (A) Adjusted Consolidated Tangible Net Worth, plus (B) the amount of Approved Subordinated Debt, or (ii) the aggregate Invested Capital in Other Permitted Investments exceed 60% of the sum of (A) Adjusted Consolidated Tangible Net Worth, plus (B) the amount of Approved Subordinated Debt; and

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         (j) with respect to Residential Residual Interests which are part of a net interest margin trust, such investments by Borrowers shall not exceed 10% of Adjusted Consolidated Tangible Net Worth plus outstanding principal balance of Approved Subordinated Debt;

    provided that, the outstanding proceeds from issuance of Approved Senior Debt may be applied to increase the amount allocated to (c) of this paragraph, OR to increase the Adjusted Consolidated Net Worth for purposes of (i) or (j) of this paragraph, or both (provided that the total adjustment does not exceed the aggregate Approved Senior Debt outstanding), from time to time in Borrower's sole discretion.

8. ADDITIONAL CAPITAL; ACQUISITION FEE. It is the intention of AMRESCO to raise Additional Capital in an amount not less than $45,000,000 within ninety (90) days of the acquisition of the assets of Quality Mortgage USA, Inc. (the "QUALITY CLOSING DATE"). Notwithstanding anything in the Loan Agreement to the contrary, if such Additional Capital has not been raised on or prior to the 90th day following the Quality Closing Date, then the interest rate charged on all LIBOR Rate Advances shall increase to the applicable LIBOR Rate plus 200 basis points until such Additional Capital has been raised, at which time the interest rate shall be reduced to the amount set forth in the Loan Agreement. If $45,000,000 in Additional Capital has not been raised by March 31, 1997, then a fee (the "ACQUISITION FEE") equal to 25 basis points times the net purchase price for the assets of Quality Mortgage USA, Inc. shall be payable to the Lenders hereunder; likewise, on June 30, 1997, September 30, 1997 and/or December 31, 1997, an additional 25 basis point Acquisition Fee shall be payable to the Lenders at the close of the Business Day on each of such dates unless the additional $45,000,000 in Additional Capital has been raised.

9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF BORROWERS. Each Borrower hereby represents and warrants to, and agrees with, Agent and Required Lenders as follows:

    (a) AUTHORIZATION. The execution and delivery of this Amendment and each other document executed herewith and the performance of all covenants contemplated herein and therein have been duly authorized by each Borrower and will not violate the articles of incorporation, bylaws or partnership agreement, as applicable, of any Borrower or any other material agreement to which any Borrower is a party, and the consent of no other party or parties is required.

    (b) NO CLAIMS OR DEFENSES. No Borrower has any offsets, claims, counterclaims, defenses or other causes of action against Agent or any Lender arising out of the Credit Facility, the Loan Documents, the modifications of the Credit Facility pursuant to this Amendment, any document executed in connection herewith or otherwise.

    (c) BINDING OBLIGATION. This Amendment and each other document executed in connection herewith has been duly and validly executed and delivered by each Borrower and
                                                                    Page 12
    constitutes a valid and legally binding obligation of each Borrower enforceable in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting enforcement of creditors' rights generally.

10. NON-WAIVER OF RIGHTS OR REMEDIES. Except as otherwise set forth herein, neither this Amendment nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Agent or any Lender to any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Agent or any Lender of any of Borrowers' obligations under the Loan Documents, or (c) a waiver by Agent or any Lender of any rights, offsets, claims, or other causes of action that Agent or any Lender may have against any Borrower.

11. MODIFICATION EXPENSES. Borrowers agree to pay all reasonable legal fees and other expenses of the Agent incurred in connection with the preparation and negotiation of this Amendment and each other document executed in connection herewith, as well as an Amendment Fee to the Lenders equal to $200,000 in the aggregate.

12. VALIDITY OF EXISTING DOCUMENTS. The Notes, the Loan Agreement and all other Loan Documents, as modified hereby and by the other documents executed in connection herewith, are each legal, valid, binding and enforceable in accordance with their respective terms, are each in full force and effect, and shall continue to inure to the benefit of and be binding upon each Borrower, Agent and each Lender, and their respective successors and assigns.

13. SUCCESSORS AND ASSIGNS. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

14. CONFORMING PROVISIONS. Any and all of the terms and provisions of the Notes, the Loan Agreement, the Security Documents and all of the other Loan Documents are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments and modifications thereto set forth in this Amendment and each other document executed in connection herewith.

15. CAPTIONS. The captions, headings and arrangements used in this Amendment are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

16. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

17. COUNTERPARTS. This Amendment may be executed in a number of duplicate counterparts, each of which shall be deemed an original for all purposes, and all of which, collectively, shall constitute one agreement.

18. NO ORAL AGREEMENTS.  THIS AMENDMENT TOGETHER WITH EACH OTHER
    DOCUMENT EXECUTED IN CONNECTION HEREWITH AND EACH OTHER LOAN DOCUMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO CONCERNING THE MATTERS SET FORTH HEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                              (intentionally left blank)

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers effective as of the Closing Date.

                             BORROWERS:

                             AMRESCO, INC., a Delaware corporation, for itself and as agent and attorney-in-fact for each of the Borrowers listed on Schedule 1


                             By:
                                  -----------------------------------------
                                  Thomas J. Andrus,
                                  Vice President and Treasurer


                             NEW BORROWERS:

                             AMRESCO RESIDENTIAL MORTGAGE CORPORATION
                                f/k/a AMRESCO B&C, INC.


                             By:
                                  -----------------------------------------
                                  Printed Name: Michael W. Trickey
                                  Title: Sr. Vice President


                             AMRESCO PRINCIPAL MANAGERS I, INC.
                             AMRESCO CAPITAL LIMITED, INC.


                             By:
                                  ----------------------------------------
                                  Thomas J. Andrus, as
                                  Treasurer for each of the
                                   above companies

                             AMRESCO PORTFOLIO INVESTMENTS, INC.


                             By:
                                  ----------------------------------------
                                  Printed Name: Michael W. Trickey
                                  Title: Vice President

                             AGENT:

                             NATIONSBANK OF TEXAS, N.A.,
                             a national banking association, as
                             Agent for Lenders


                             By:
                                  ----------------------------------------
                                  Brian K. Schneider,
                                  Vice President


                             LENDERS:

                             NATIONSBANK OF TEXAS, N.A., a
                             national banking association


                             By:
                                  ----------------------------------------
                                  Brian K. Schneider,
                                  Vice President


                             BANK ONE, TEXAS, NA,
                             a national banking association


                             By:
                                  ----------------------------------------
                             Name:
                             Title:


                             WELLS FARGO BANK (TEXAS), N.A.,
                             a national banking association


                             By:
                                  ----------------------------------------
                             Name:
                             Title:


                             MORGAN GUARANTY TRUST COMPANY OF
                             NEW YORK, a New York state bank


                             By:
                                   ---------------------------------------
                             Name:
                             Title:

                             COMERICA BANK - TEXAS,
                             a state banking association


                             By:
                                  ----------------------------------------
                             Name: David Terry
                             Title: Assistant Vice President


                             BANK UNITED,
                             a federal savings bank


                             By:
                                  ----------------------------------------
                             Name:
                             Title:


                             THE BANK OF NEW YORK,
                             a national banking association


                             By:
                                  ----------------------------------------
                             Name:
                             Title:


                             THE NIPPON CREDIT BANK, LTD.,
                             a national banking association


                             By:
                                  ----------------------------------------
                             Name:
                             Title:

                                      SCHEDULE 1

                                      BORROWERS

    AMRESCO ATLANTA INDUSTRIAL, INC.
    AMRESCO CANADA INC.
    AMRESCO CAPITAL CORPORATION
    AMRESCO CONSOLIDATION CORP. f/k/a AMRESCO
         MORTGAGE CAPITAL, INC.
    AMRESCO EQUITIES CANADA INC.
    AMRESCO FINANCIAL I, L.P.
    AMRESCO FUNDING CORPORATION
    AMRESCO INSTITUTIONAL, INC.
    AMRESCO JERSEY VENTURES LIMITED
    AMRESCO MANAGEMENT, INC. f/k/a BEI
         MANAGEMENT, INC.
    AMRESCO NEW ENGLAND II, L.P.
    AMRESCO NEW HAMPSHIRE, L.P.
    AMRESCO NEW ENGLAND II, INC.
    AMRESCO NEW HAMPSHIRE, INC.
    AMRESCO NEW ENGLAND, L.P.
    AMRESCO OVERSEAS, INC. f/k/a AMRESCO
         SERVICES, INC.
    AMRESCO PRINCIPAL MANAGERS II, INC.
    AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
         f/k/a AMRESCO RESIDENTIAL MORTGAGE
         CORPORATION
    AMRESCO RESIDENTIAL CREDIT CORPORATION
    AMRESCO RHODE ISLAND, INC.
    AMRESCO SERVICES CANADA INC.
    AMRESCO UK HOLDINGS LIMITED
    AMRESCO UK LIMITED
    AMRESCO UK VENTURES LIMITED
    AMRESCO VENTURES, INC. f/k/a AMRESCO GENERAL
         PARTNERS, INC.
    AMRESCO 1994-N2, INC.
    ASSET MANAGEMENT RESOLUTION COMPANY
    BEI 1992 - N1, INC.
    BEI 1993 - N3, INC.
    BEI 1994 - N1, INC.
    BEI MULTI-POOL, INC.

    BEI PORTFOLIO INVESTMENTS, INC.
    BEI PORTFOLIO MANAGERS, INC.
    BEI REAL ESTATE SERVICES, INC.
    BEI SANJAC, INC.
    ENT MIDWEST, INC.
    ENT NEW JERSEY, INC.
    ENT SOUTHERN CALIFORNIA, INC.
    GRANITE EQUITIES, INC.
    HOLLIDAY FENOGLIO, INC.
    LIFETIME HOMES OF NEW JERSEY, INC.
    OAK CLIFF FINANCIAL, INC.
    OLD MIDLAND HOUSE LIMITED
    PRESTON HOLLOW ASSET HOLDINGS, INC.